2. Summary of Significant Accounting Policies: (i) Derivative liability (Policies)	12 Months Ended
Dec. 31, 2018
Policies
(i) Derivative liability

(i)   Derivative liability

From time to time, the Company may issue equity instruments that may contain an embedded derivative instrument which may result in a derivative liability. A derivative liability exists on the date the equity instrument is issued when there is a contingent exercise provision. The derivative liability is recorded at its fair value calculated by using an option pricing model such as a multi-nominal lattice model. The fair value of the derivative liability is then calculated on each balance sheet date with the corresponding gains and losses recorded in the consolidated statement of operations. Debt discounts are recorded and accreted over the expected life of the liability.